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EXHIBIT 10.1

GAMETECH INTERNATIONAL, INC.

2001 RESTRICTED STOCK PLAN

    1.  Purpose. The purpose of the GameTech International, Inc. 2001 Restricted Stock Plan (the "Plan") is to advance the interest of GameTech International, Inc. a Delaware corporation (the "Company"), by providing an additional incentive to attract, retain, and motivate qualified and competent employees, consultants, and independent contractors upon whose efforts and judgment the success of the Company largely depends, through the encouragement of stock ownership in the Company by such persons.

    2.  Definitions. As used herein, the following terms shall have the meaning indicated:

      (a) "Affiliate" shall mean any Subsidiary and any organization which is a member of a controlled group of corporations under Internal Revenue Code Section 414(b) or a group of trades or businesses under common control under Internal Revenue Code Section 414(c) of which the Company is a member.

      (b) "Board" shall mean the Board of Directors of the Company.

      (c) "Cause" shall mean (i) the willful failure or refusal of Employee to perform the duties or render the services reasonably assigned to him or her from time to time (except during reasonable vacation periods or sick leave); (ii) gross misconduct by Employee in the performance of his or her duties as an employee of the Company; (iii) the charging or indictment of Employee in connection with a felony; (iv) the association, directly or indirectly, of Employee, for his or her profit or financial benefit, with any person, firm, partnership, association, entity, or corporation that competes, in any material way, with the Company; (v) the disclosing or using of any material trade secret or confidential information of the Company at any time by Employee, except as required in connection with his or her duties to the Company; or (vi) the breach by Employee of his or her fiduciary duty or duty of trust to the Company.

      (d) "Change in Control" shall mean:

        (i)  Approval by the stockholders of the Company of (1) a reorganization, merger, consolidation, or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, or consolidated Company's then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such reorganization; or (2) a liquidation or dissolution of the Company; or (3) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation, or other corporate transaction, liquidation, dissolution, or sale is subsequently abandoned);

        (ii) Individuals who, as of the Date of Grant, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Date of Grant whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be considered as though such person were a member of the Incumbent Board; or

        (iii) the acquisition (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company; (2) any person, entity or "group" that as of the Date of Grant owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest; or (3) any employee benefit plan of the Company.

      (e) "Committee" shall mean the committee described in Section 12(a) hereof.

      (f)  "Common Stock" shall mean the Company's Common Stock, par value $0.001 per share.

      (g) "Company" shall mean the Company and its Affiliates.

      (h) "Date of Grant" shall mean the date on which the Committee grants to the Recipient shares of Restricted Stock pursuant to this Plan, as set forth in the applicable Restricted Stock Agreement.

      (i)  "Employee" shall mean any employee, consultant, or independent contractor of the Company who is not a director, officer, or 10% stockholder of the Company.

      (j)  "Good Reason" shall mean (1) the assignment to the Employee of any duties inconsistent in any respect with the Employee's position (including status, offices, titles, and reporting requirements), authority, duties, or responsibilities or any other action by the Company which results in a diminution in such position, authority, duties, or responsibilities, excluding for this purpose an isolated, insubstantial, and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee; or (2) any failure by the Company to pay to the Employee any compensation, or provide the Employee with any fringe benefits, to which the Employee is entitled, other than an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee.

      (k) "Plan" shall mean this Restricted Stock Plan.

      (l)  "Recipient" shall mean any Employee who is awarded a grant of Shares pursuant to this Plan, or any individual who succeeds to the rights hereunder of such Employee in accordance with this Plan and any applicable Restricted Stock Agreement.

      (m) "Restricted Stock" shall mean Shares issued pursuant to this Plan.

      (n) "Restricted Stock Agreement" shall mean the agreement entered into between the Company and a Recipient, pursuant to Section 4(a) hereof, which agreement evidences the award of Shares pursuant to the Plan and which sets forth certain terms, provisions, conditions, and restrictions relating to the grant of Shares hereunder and thereunder.

      (o) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (p) "Securities Act" means the Securities Act of 1933, as amended.

      (q) "Share" shall mean a share of the Company's Common Stock, par value $0.001 per share.

      (r) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Restricted Stock, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (s) "Transfer" shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment.

      (t)  "Vested Shares" shall mean the portion of the Restricted Stock granted pursuant to the Plan in which the Recipient is vested pursuant to Section 5(a) hereof and any Restricted Stock Agreement pursuant to which the Restricted Stock was granted (and any stock dividends declared with respect thereto).

    3.  Available Shares of Restricted Stock. The Committee may from time to time grant to one or more Employees up to an aggregate of fifty thousand (50,000) shares of restricted Common Stock from the Company's authorized and unissued Shares or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market. If any Shares of Restricted Stock granted under the Plan are forfeited or surrendered, such forfeited or surrendered Shares shall be available for future grants by the Committee under this Plan.

    4.  Conditions for Grant of Restricted Stock.

      (a) Each grant of shares of Restricted Stock may be evidenced by a Restricted Stock Agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Recipients shall be those persons selected by the Committee from the class of all regular Employees of the Company.

      (b) In granting shares of Restricted Stock, the Committee shall take into consideration the contribution the Recipient has made to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting shares of Restricted Stock under the Plan prescribe such other terms and conditions concerning such shares as it deems appropriate, including, without limitation, (i) the amount, if any, to be paid by the Recipient for the Restricted Stock; (ii) the date or dates on which the Restricted Stock becomes vested; and (iii) the events upon which the Recipient may be deemed to have forfeited his or her right, title, or interest, if any, in the Shares, provided that such terms and conditions are not more favorable to a Recipient than those expressly permitted herein.

      (c) The shares of Restricted Stock granted to a Recipient under this Plan shall be in addition to his or her regular salary, pension, life insurance, or other benefits related to the Recipient's employment with the Company. Neither the Plan nor any Restricted Stock grant under the Plan shall confer upon any person any right to employment or continuance of employment by the Company.

    5.  Vesting of Restricted Shares.

      (a) The shares of Restricted Stock granted to a Recipient pursuant to this Plan may vest and thus become Vested Shares at such times and in such a manner as determined by the Committee at the time of the grant, and as set forth in any applicable Restricted Stock Agreement to be entered into by and between the Company and the Recipient.

      (b) The Committee shall be authorized to accelerate the vesting of any Restricted Stock under this Plan or the Restricted Stock Agreement, at such times and upon such terms and conditions as the Committee shall deem advisable.

    6.  Issuance of Restricted Shares.

      (a) Upon the execution and delivery of a Restricted Stock Agreement, the Company shall be deemed to have issued and delivered to the Recipient, and the Recipient party thereto shall be deemed to have received, the number of Shares specified under such Restricted Stock Agreement, which shares shall have all such rights, benefits, and entitlements, and be subject to all terms, provisions, conditions, and restrictions, as are provided for pursuant to such Restricted Stock Agreement and this Plan.

      (b) As a condition to any issuance of Shares pursuant to this Plan, the Committee may require such agreements or undertakings as the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

        (i)  a representation and warranty by the Recipient to the Company, at the Date of Grant, that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

        (ii) a representation, warranty, and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee to be applicable to the issuance and transfer of such Shares.

    7.  Rights as to Shares.

      (a) A Recipient to whom Shares of Restricted Stock have been granted under this Plan shall have all the rights of a holder of Common Stock of the Company with respect to the Shares awarded hereunder (regardless of the extent to which such Shares are vested), including, without limitation, (i) the right to receive dividends with respect to such Shares; (ii) the right to vote such Shares; and (iii) the rights available to all holders of Shares of the Company upon any merger, consolidation, reorganization, liquidation, or dissolution, stock splitup, stock dividend, or recapitalization undertaken by the Company; provided, however, that all of such rights shall be subject to the terms, provisions, conditions, and restrictions set forth in (x) this Plan; and (y) any applicable Restricted Stock Agreement. Any shares issued to the Recipient as a dividend with respect to Restricted Stock shall have the same status and bear the same legend as the Restricted Stock and shall be held by the Company, if the Restricted Stock is being so held unless otherwise determined by the Committee.

      (b) Notwithstanding any other term or provision hereof, once the Shares of Restricted Stock granted to a Recipient hereunder have become vested in accordance with the terms of this Plan (and any applicable Restricted Stock Agreement), the holder of such Vested Shares shall have all the rights and privileges of a holder of shares of Common Stock of the Company (not otherwise granted in Section 7(a) of this Plan), and such Vested Shares shall no longer be subject to or bound or governed by this Plan (or any applicable Restricted Stock Agreement).

      (c) Notwithstanding any term or provision of this Plan to the contrary, the existence of this Plan, or of any outstanding Shares awarded hereunder, shall not affect in any manner the right, power, or authority of the Company to make, authorize, or consummate: (i) any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business; (ii) any merger, share exchange, or consolidation by or of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock, that would rank prior to or on parity with the Shares; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer, or assignment of all or any part of the stock, assets, or business of the Company; or (vi) any other corporate transaction, act, or proceeding (whether of a similar character or otherwise).

    8.  Transferability. Unless otherwise provided in any applicable Restricted Stock Agreement, the Shares are not transferable otherwise than by will or the laws of descent and distribution until and unless they become Vested Shares. Each and every stock certificate representing Shares issued to a Recipient shall bear such restrictive legends as are necessary or appropriate to reflect restrictions on transferability or to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares, together with such other legend(s) as the Committee shall in its sole discretion deem appropriate. The Company is under no obligation to register the Shares under applicable federal or state securities laws (the "Securities Laws"); before a Recipient may transfer any Shares which become Vested Shares hereunder such Shares must be either registered, or exempt from registration, under such laws.

    9.  Restrictions.

      (a) The Shares granted to the Recipient pursuant to this Plan shall not be subject to a Transfer without complying with the terms, provisions, and conditions of the Plan and any applicable Restricted Stock Agreement for such period of time as determined by the Committee and set forth in any Restricted Stock Agreement. Any Transfer or attempted Transfer not in compliance with this Section 9(a), or any other applicable provision or restriction of this Plan, such Restricted Stock Agreement shall be null, void, and of no effect, and shall not be effected upon the stock transfer records of the Company.

      (b) Each Recipient shall be required, as a condition to the grant of Shares pursuant to this Plan, to acknowledge and agree that the Committee may, if it chooses in its sole and absolute discretion, permit the Transfer of the Shares out of such Recipient's name, which Transfer may be conditioned upon any condition(s) the Committee may deem to impose, but only when such request for transfer is accompanied by an opinion, satisfactory to the Company, of counsel to the effect that the proposed transfer (i) is being effected in accordance with, and does not violate, an applicable exemption from registration under the Securities Laws, and (ii) does not violate or conflict with any term or provision of this Plan or any applicable Restricted Stock Agreement.

      (c) Each Recipient must agree to indemnify and hold harmless the Company and its directors, officers, employees, agents, and controlling stockholders, and their respective heirs, representatives, administrators, successors, and assigns, for, from, against, and in respect of any and all liabilities, claims, causes, damages, deficiencies, costs, expenses, or losses arising out of or resulting from (i) any transfer of Shares by him in violation of any Securities Laws; or (ii) any breach by such Recipient of any representation, warranty, covenant, or agreement contained in this Plan or in any applicable Restricted Stock Agreement.

    10. Adjustment of Shares. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Plan and any Restricted Stock Agreement, and the aggregate number of shares which have been authorized for award and issuance hereunder and under any Restricted Stock Agreement, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock dividend or through any recapitalization, reclassification, stock split-up, combination, or Company exchange of shares (other than any such exchange or issuance of Shares through which capital stock is issued to effect an acquisition of another business or entity). Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to this Plan.

    11. Change in Control Transactions. If and to the extent provided in any Restricted Stock Agreement, the Restricted Stock shall vest immediately (a) on the first anniversary of the date on which a Change in Control of the Company occurs, provided that the Recipient continues to be employed with the Company at that time; or (b) in the event that within one (1) year after the date on which a Change in Control of the Company occurs the Recipient's employment with the Company either is terminated by the Company without Cause or by the Recipient for Good Reason.

    12. Administration of the Plan.

      (a) The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee") consisting of such number of members appointed from time to time by the Board of Directors.

      (b) Subject to the limitations of Section 3 hereof, the Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Committee, and the interpretation and construction of any provision of the Plan or any Restricted Stock Agreement by the Committee, shall be final and conclusive.

      (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting; or (ii) without a meeting by the unanimous written approval of the members of the Committee.

    13. Interpretation.

      (a) At any time that any shares of the Common Stock of the Company shall be registered under Section 12 of the Securities Exchange Act, it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b3"), and any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b3. The Committee may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

      (b) If any provision of this Plan should be held invalid, illegal, or unenforceable for any reason, such determination shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

      (c) This Plan shall be governed by the laws of the State of Delaware.

      (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

      (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

      (f)  Inasmuch as the Shares may not be readily purchased or sold in the open market and the Company and the Recipients desire to impose significant restrictions on the transfer of such Shares, irreparable damage will result in the event that the restrictions set forth in this Plan or in any Restricted Stock Agreement are not specifically enforced and, therefore, any damages available at law for a breach of the restrictions set forth in this Plan would not be an adequate remedy. Therefore, the terms, provisions, conditions, and restrictions of this Plan (and any applicable Restricted Stock Agreement) and the obligations of the Company and the Recipient hereunder (and thereunder) shall be enforceable in a court of equity, or other tribunal having jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and awarded in connection therewith and the parties further agree that no bond of the Company shall be required in connection therewith.

    14. No Right to Continued Employment or Engagement. Nothing in this Plan shall confer upon any Recipient, or give rise to any inference regarding, any right to or claim for employment or continued employment or to any rights incident or related to any such employment with the Company; nor shall it interfere in any way with any Recipient's right to terminate his or her employment at any time.

    15. No Repurchase Rights or Obligations. Except as otherwise set forth in the Company's Certificate of Incorporation, as amended from time to time with respect to all shares of Restricted Stock as applicable:

      (a) Neither the Company, nor any other stockholder or the Company, shall have any right of first refusal with respect to any Vested Shares.

      (b) The Company shall have no obligation to redeem, and the Recipient (and his or her beneficiaries) will have no obligation to sell, any Vested Shares upon termination of the Recipient's employment with the Company.

    16. Successors/Assignees of Company. Any successor(s) or assignee(s) of the Company shall be obligated to assume any and all obligations of the Company under this Plan and under any Restricted Stock Agreements entered into pursuant to this Plan.

    17. Amendment/Termination of Plan. The Committee, without approval of the Company's stockholders, may at any time amend the terms or provisions of this Plan or terminate or suspend this Plan; provided, however, that any such amendment, termination, or suspension shall not affect any Shares, or the terms or provisions of any grant of Shares (in accordance with any applicable Restricted Stock Agreement), awarded prior to such amendment, termination, or suspension; and provided further, that no such amendment shall eliminate the requirement in Section 3 hereof that any Shares of Restricted Stock that are forfeited or surrendered pursuant to the Plan be reallocated among those Recipients who have received prior grants of Restricted Stock under this Plan. No Shares may be awarded while this Plan is suspended or after it is terminated.

    18. Effective Date and Termination Date. The effective date of the Plan is October 4, 2001, the date on which the Board adopts this Plan, and the Plan shall terminate on October 4, 2010.

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EXHIBIT 10.1
GAMETECH INTERNATIONAL, INC.
2001 RESTRICTED STOCK PLAN